                        NEW CENTURY FINANCIAL CORPORATION

                               PURCHASE AGREEMENT

      This PURCHASE AGREEMENT (this "AGREEMENT"), dated as of July 19, 2001, is made by and among New Century Financial Corporation, a Delaware corporation (the "COMPANY"), Friedman, Billings, Ramsey & Co., Inc. (the "PLACEMENT AGENT"), and the investors named on the signature pages hereto (the "INVESTORS").

                                    RECITALS:

      A. The Company desires to issue and sell shares of the Company's Common Stock, in a minimum amount of $15 million, to the Investors in a private placement (the "OFFERING") at a price per share to Investors of $10.40 (the "PURCHASE PRICE").

      B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase shares of the Company's Common Stock in the Offering.

      C. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

      D. The capitalized terms used herein and not otherwise defined have the meanings given them in Article IX hereof.

      In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                                   ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

      1.1 PURCHASE AND SALE OF SHARES. Each Investor will deposit with the Placement Agent the Purchase Price for the number of Shares set forth beneath its name on the signature pages hereof (the "SHARES") by bank check or wire transfer of immediately available funds. At the Closing, the Placement Agent will deliver to the Company the Purchase Price described above multiplied by the number of Shares so purchased, minus a discount of $0.59 per share so purchased (the "PLACEMENT AGENT FEE"). If any funds are received by the Company directly from any Investors for the purchase of Shares, the Company shall pay to the Placement Agent at the Closing the Placement Agent Fee on any amount so received by the Company directly from Investors. Upon execution of this Agreement, the Company shall authorize its transfer agent (the "TRANSFER AGENT") to arrange delivery to each Investor of one or more stock certificates representing the number of Shares set forth for such Investor on the signature pages hereto, each such certificate to be registered in the name of the Investor or, if so indicated by the Investor, in the name of a nominee designated by the Investor. At the Closing, the Transfer Agent shall deliver to the Placement Agent a certificate of the Transfer Agent, in form and substance reasonably acceptable to the Placement Agent, certifying that it is duly authorized to issue the Shares or, in lieu thereof, the stock certificates to be delivered to Investors.

      1.2 CLOSING. Subject to the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereof, the closing (the "CLOSING") will take place at 9:00 a.m. Pacific Standard Time on July 25, 2001 or at another date or time agreed upon by the parties to this Agreement (the "CLOSING DATE"). The Closing will be held at the offices of Morrison & Foerster LLP, 555 West Fifth Street, Suite 3500, Los Angeles, California, 90013, or at such other place as the parties agree.

                                   ARTICLE II
                    INVESTOR'S REPRESENTATIONS AND WARRANTIES

      Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

      2.1 INVESTMENT PURPOSE. The Investor is purchasing the Shares for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representation herein, the Investor does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and the terms and conditions of this Agreement.

      2.2 ACCREDITED INVESTOR STATUS. The Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D. The Investor has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

      2.3 RELIANCE ON EXEMPTIONS. The Investor understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

      2.4 INFORMATION. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Shares, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by the Investor or any of its advisors or representatives modifies, amends or affects the Investor's right to rely on the Company's representations and warranties contained in Article III below. The Investor acknowledges and understands that its investment in the Shares involves a significant degree of risk and the Investor's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment.

      2.5 GOVERNMENTAL REVIEW. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

      2.6 TRANSFER OR RESALE. The Investor understands that:

            (a) except as provided in Article V, the Shares have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Shares for an indefinite period of time because the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act; or (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or under Rule 144 and, in the case of sales or transfers not under Rule 144, the Shares are to be sold or transferred only to one or more "accredited investors" (as defined in Rule 501(a) of Regulation D);

            (b) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

            (c) except as set forth in Article V, neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

      2.7 LEGENDS. The Investor understands that until (a) the Shares may be sold by the Investor under Rule 144(k) and the Investor has delivered the Company the legal opinion described in Section 2.6(a) above or (b) such time as the resale of the Shares has been registered under the Securities Act as contemplated by Article V, the certificates representing the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

      The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article VI hereof.

      2.8 AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity. The Investor has all requisite power to enter into and perform its obligations under the Agreement.

      2.9 RESIDENCY. The Investor is a resident of the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

      2.10 ACKNOWLEDGEMENTS REGARDING PLACEMENT AGENT. The Investors acknowledge that Friedman, Billings, Ramsey & Co., Inc. is acting as placement agent for the Shares being offered hereby and will be compensated for acting in such capacity as set forth in Section 1.1. The Investors further acknowledge that the Placement Agent has acted solely as placement agent in connection with the offering of the Shares by the Company, that the information and data provided to the Investors in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent and the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investors further acknowledge that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of, holding the Shares. The Investors further acknowledge that the provisions of this Section 2.10 are for the benefit of, and may be enforced by, the Placement Agent.

      2.11 NO CONFLICTS; NO VIOLATION.

            (a) The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of the Investor's Certificate of Incorporation or other organizational document, or
(ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or other instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor.

            (b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, except for such consents, authorizations, orders, filings or registrations which have already been obtained.

      2.12 NO BROKERS. The Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Friedman, Billings, Ramsey & Co., Inc., whose commissions and fees will be paid as provided in Section 1.1.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents, warrants and covenants to the Investors that, except as set forth in the Disclosure Schedules attached hereto:

      3.1 SEC DOCUMENTS. Since January 1, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.2 FINANCIAL STATEMENTS. As of their respective dates, the consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim consolidated statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      3.3 ABSENCE OF UNDISCLOSED LIABILITIES. All of the obligations or liabilities known to the Company (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, and regardless of when asserted, including taxes) ("LIABILITIES") required to be reflected on the condensed consolidated balance sheet of the Company as of March 31, 2001 ("LATEST BALANCE SHEET") in accordance with generally accepted accounting principles have been so reflected. To the best knowledge of the Company, neither the Company nor any Subsidiary has any Liabilities except (a) as reflected on the Latest Balance Sheet, (b) Liabilities which have arisen after the date of the Latest Balance Sheet in the ordinary course of business, none of which is an uninsured liability which are reasonably expected to have a Material Adverse Effect or (c) Liabilities which have arisen outside of the ordinary course of business, none of which is an uninsured liability which are reasonably expected to have a Material Adverse Effect.

      3.4 ABSENCE OF CERTAIN CHANGES. Since March 31, 2001, there has not been
(a) any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company or any Subsidiary, whether or not arising in the ordinary course of business, (b) any transactions entered into by the Company or any Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company, (c) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or (d) any loss or damage (whether or not insured) to the physical property or assets of the Company or any Subsidiary which has a Material Adverse Effect.

      3.5 ORGANIZATION AND QUALIFICATION. The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the SEC Documents, and is duly qualified to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. No proceeding has been instituted in any such jurisdiction with respect to the Company to revoke, limit or curtail, or that seeks to revoke, limit or curtail, such power and authority or qualification.

      3.6 SUBSIDIARIES. The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than those entities described on Schedule 3.6 attached hereto (each, a "SUBSIDIARY"). Each Subsidiary is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the SEC Documents, and is duly qualified to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. No proceeding has been instituted in any such jurisdiction with respect to any Subsidiary to revoke, limit or curtail, or that seeks to revoke, limit or curtail, such power and authority or qualification. All the outstanding shares of capital stock of, or other form of ownership interest in, each Subsidiary have been duly authorized and issued and are fully paid and non-assessable and, except as set forth in the SEC Documents or Schedule 3.6, are owned directly or indirectly by the Company free and clear of all liens, encumbrances, security interests or claims. There are no outstanding options, warrants or other rights calling for the issuance of, and, except as described in the SEC Documents, there are no commitments or arrangements to issue, any shares of capital stock of any Subsidiary or any security convertible or exchangeable or exercisable for capital stock of any Subsidiary.

      3.7 AUTHORIZATION; ENFORCEMENT. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Shares in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Shares) have been duly authorized by the Company's Board of Directors, and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required; (c) this Agreement has been duly executed by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity or except as rights to indemnification hereunder may be limited by applicable law.

      3.8 CAPITALIZATION. The Company has an authorized, issued and outstanding capitalization that conforms to the description thereof contained in the SEC Documents. The Company has not issued any shares of capital stock of the Company since March 31, 2001, other than pursuant to (i) outstanding warrants or options disclosed in the SEC Documents or (ii) pursuant to employee benefit plans disclosed in the SEC Documents. The outstanding shares of Common Stock of the Company and the Shares to be sold pursuant to this Agreement conform in all material respects to the description of the Company's Common Stock contained in the Company's Registration Statement on form S-1 (File No. 333-25483) declared effective on June 25, 1997, have been duly and validly authorized, and the Shares to be sold pursuant to the Purchase Agreement, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. Except as disclosed in the SEC Documents, no preemptive right, right of first refusal granted by the Company or other similar right exists with respect to the Shares or the issuance and sale thereof except for such rights which have been waived and subject to any adjustment to the conversion rights of the outstanding shares of the Company's Series 1998A and 1999A Preferred Stock as a result of issuance of the Shares. The outstanding shares of Preferred Stock of the Company conform in all material respects to the description thereof contained in the Disclosure Schedules attached hereto, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued and sold in compliance with applicable Federal and state securities laws and were not issued in violation of any preemptive rights, rights of first refusal granted by the Company or other similar rights. Except as described in the SEC Documents, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments or arrangements to issue, any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company. Except as disclosed in the SEC Documents, there are no stockholder agreements, voting agreements or other similar agreements with respect to the capital stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

      3.9 ISSUANCE OF SHARES. The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company (except for those which have been duly waived by the holders thereof), and will not impose personal liability on the holders thereof. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement. Subject to the accuracy of the Investors' representations and warranties in Section 2 of this Agreement and without giving consideration to any transaction in the Shares that may occur following the Closing, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction. The certificates evidencing the Shares, when issued in accordance herewith, will be in due and proper form under applicable Delaware law.

      3.10 NO CONFLICTS; NO VIOLATION.

            (a) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Shares) will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation, as amended, or Bylaws, as amended, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or other instrument to which the Company or any Subsidiary is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected.

            (b) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Shares in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

      3.11 ABSENCE OF LITIGATION. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated, to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is or may be subject that is not disclosed in the SEC Documents.

      3.12 NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq National Market (the "NASDAQ STOCK MARKET"), and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The Company is not aware of, and has not received any notice of, any efforts or actions to terminate the registration of the Common Stock under the Exchange Act or delist the Common Stock from the Nasdaq Stock Market.

      3.13 ACCOUNTANTS. KPMG LLP, who have certified certain consolidated financial statements of the Company and its Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the SEC Documents, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

      3.14 ENVIRONMENTAL. Except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect:

            (a) the Company and each Subsidiary is in compliance with all applicable Environmental Laws;

            (b) the Company and each Subsidiary has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits, authorizations and approvals;

            (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims against the Company or any Subsidiary; and

            (d) under applicable law, to the best knowledge of the Company, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company or any Subsidiary.

      3.15 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investors hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been fully complied with.

      3.16 NO INTEGRATED OFFERING. All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered under or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws. Neither the Company, nor any of its "affiliates" (as defined in Rule 405 under the Securities Act), has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Investors.

      3.17 NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Friedman, Billings, Ramsey & Co., Inc., whose commissions and fees will be paid as provided in Section 1.1.

      3.18 INVESTMENT COMPANY STATUS. The Company is not and upon consummation of the sale of the Shares will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

      3.19 REPORTING STATUS. The Company's Common Stock is registered under
Section 12 of the Exchange Act.

                                   ARTICLE IV
                                    COVENANTS

      4.1 REASONABLE COMMERCIAL EFFORTS. Each party will use its reasonable commercial efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VII and VIII of this Agreement.

      4.2 SECURITIES LAW COMPLIANCE. The Company and the Investors will comply with all applicable laws relating to the sale of the Shares and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

      4.3 EXPENSES. The Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

      4.4 FINANCIAL INFORMATION. The Company agrees to send to each Investor those reports that it generally sends to holders of its Common Stock, until such Investor transfers, assigns or sells all of its Shares.

      4.5 NOTIFICATION TO NASDAQ. On or before the tenth (10th) business day after the date of this Agreement, the Company will file with Nasdaq a "Change in Number of Shares" or similar form or documentation to permit the trading of all of the Shares on Nasdaq in the same manner as the Common Stock of the Company is traded generally.

                                   ARTICLE V
                         REGISTRATION OF THE SECURITIES

      5.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

            (a) Subject to receipt of necessary information in writing from the Investors, prepare and file with the SEC, as soon as practicable, but in no event later than the earliest of thirty (30) days after the Closing Date or seven (7) days after the filing of a registration statement on Form S-1 or Form S-2 by the Company (the "FILING DATE"), a registration statement on Form S-3 (the "REGISTRATION STATEMENT") to enable the resale of the Shares (together with any shares of capital stock issued or issuable from time to time, with any adjustments, in exchange for or otherwise with respect to the Shares) by the Investors from time to time through the automated quotation system of the Nasdaq Stock Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately-negotiated transactions. If Form S-3 is not available at that time, then the Company will file a Registration Statement on such form as is then available to effect a registration of the Shares, subject to the consent of a majority of the Investors, which consent shall not be unreasonably withheld.

            (b) Use its reasonable commercial efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the ninetieth (90th) day after the Closing Date (the "REQUIRED EFFECTIVE DATE"). However, so long as the Company filed the

Registration Statement by the Filing Date, if the Registration Statement receives SEC review, then the Required Effective Date will be the 120th day after the Closing Date. The Company's reasonable commercial efforts will include, but not be limited to, promptly responding to all comments received from the staff of the SEC. If the Company receives notification from the SEC that the Registration Statement will receive no action or review from the SEC, then the Company will, subject to its rights under Section 5.2, use its commercially reasonable efforts to cause the Registration Statement to become effective within five (5) business days after such SEC notification.

            (c) Use its reasonable commercial efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earliest of (i) the second anniversary of the date of effectiveness of the Registration Statement with respect to the Shares, (ii) the date on which the Investor may sell all Shares then held by the Investor, without registration or without regard to any volume limitations by reason of Rule 144(k) of the Securities Act or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a Registration Statement (the "REGISTRATION PERIOD"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Shares pursuant to the Registration Statement.

            (d) Furnish to each Investor whose Shares are included in a Registration Statement, and to its legal counsel, (i) promptly after each document is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each Preliminary Prospectus and final Prospectus and each amendment or supplement thereto; and each letter written by or on behalf of the Company to the SEC and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); and (ii) such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or Blue Sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses. The Company will promptly notify by facsimile each Investor whose Shares are included in any Registration Statement of the effectiveness of the Registration Statement and any post-effective amendment.

            (e) Use its reasonable commercial efforts to (i) register and qualify the Shares covered by a Registration Statement under such other securities or Blue Sky laws of such jurisdictions as each Investor who holds (or has the right to hold) Shares being offered reasonably requests, (ii) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (iii) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take any other actions reasonably necessary or advisable to qualify the Shares for sale in such jurisdictions. Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.1, (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause material expense or burden to the Company, or (E) make any change in its Certificate of Incorporation or By-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

            (f) During the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder.

            (g) Bear all registration expenses in connection with the procedures in paragraphs (a) through (f) of this Section 5.1 and the registration of the Shares pursuant to the Registration Statement (excluding underwriting, brokerage and other selling commissions and discounts and the fees and expenses of counsel(s) to the Investors).

            (h) Advise the Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its reasonable commercial efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

            (i) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5.1, that the Investor shall furnish to the Company such information regarding itself, the Shares to be sold by the Investor, and the intended method of disposition of such Shares as shall be required to effect the registration of the Shares, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

            (j) The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period in which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the ninetieth (90th) day after such SEC notification, or (ii) one hundred twenty
(120) days after the initial filing of the Registration Statement with the SEC. Notwithstanding the foregoing, the parties understand and agree that the offer and sale of Shares pursuant to the Registration Statement shall not be underwritten.

      5.2 TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION. The Investor agrees that it will not effect any disposition of the Shares except as contemplated in the Registration Statement referred to in Section 5.1 or as otherwise permitted by law and by this Agreement, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

            (a) The Company agrees that any Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) filed by the Company covering the Shares will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided that the Company makes no representation or warranty regarding information relating to any Investor, the Shares sold by any Investor or the intended method of distribution of such Shares that is contained in any Registration Statement and shall not be responsible for the accuracy or completeness of any such information to any Investor or Investors. Except in the event that Section (c) below applies, the Company shall: (i) subject to the proviso in the preceding sentence of this
Section 5.2(a), prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to the Investors of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 5.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in
Section 5.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable commercial efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to
Section 5.2(b)(i) hereof when the amendment has become effective).

            (b) In the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or a related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) except for those events or circumstances that are the subject of Section 5.4 below, of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension (except pursuant to Section 5.4 below), the Company will use its reasonable commercial efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within thirty (30) business days, in the case of clauses (b)(i)-(iii) above, or ten (10) business days, in the case of clause (b)(iv) above, after delivery of a Suspension Notice to the Investors, will prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance of the Company's obligations in this Section 5.2(b) in the event that the Company fails to comply with the provisions of this Section 5.2(b). Subject to the Company's rights under this Section 5.2(b), the Company will use its reasonable commercial efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Investor that holds the Shares being sold of the issuance of such order and the resolution thereof. If the use of the Registration Statement is suspended by the Company, the Company will promptly give notice of the suspension to all Investors whose Shares are covered by the Registration Statement, and will promptly notify each such Investor as soon as the use of the Registration Statement may be resumed.

            (c) Notwithstanding the foregoing paragraphs of this Section 5.2, the Investor shall not be prohibited from selling the Shares under the Registration Statement as a result of Suspensions specified in Section 5.2(b)(iv) on more than four (4) occasions of not more than sixty (60) days each in any twelve-month period.

            (d) Provided that a Suspension is not then in effect the Investor may sell the Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

      5.3 REVIEW BY THE INVESTORS. The Company will permit a single firm of legal counsel, designated by the Investors or their permitted transferees or assignees who hold a majority in interest of the Shares being sold pursuant to a Registration Statement (not including other shares that may be sold pursuant to the Registration Statement), to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) for a reasonable period of time prior to its filing with the SEC, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company's counsel; provided, that, any deadline imposed by this Agreement with respect to the filing or effectiveness of such Registration Statement shall be stayed pending resolution of such objection. The fees and expenses of such counsel shall be paid by the Investors. The sections of any such Registration Statement, including information with respect to the

Investors, the Investors' beneficial ownership of the Shares of the Company or the Investors' intended method of disposition of the Shares, must conform to the information provided to the Company by each of the Investors.

      5.4 DEFERRAL. Notwithstanding anything in this Agreement to the contrary and in addition to the rights set forth in Section 5.2(b) hereof, if the Company shall furnish the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made a good faith determination (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction less likely and (iii) that it is therefore essential to suspend the use by the Investors of such Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto shall be suspended for a period of not more than 75 days after delivery by the Company of the certificate referred to in this Section 5.4 (the "SUSPENSION PERIOD"). During the Suspension Period, none of the Investors shall offer or sell any Shares pursuant to, or in reliance upon, the Registration Statement (or the Prospectus relating thereto).

      5.5 DELAY IN EFFECTIVENESS OF REGISTRATION. In the event that the Registration Statement is not declared effective within one hundred and twenty
(120) days after the date of filing of the Registration Statement, the Company shall pay to each Investor liquidated damages in an amount equal to 0.5% of the number of the Shares purchased by the Investor pursuant to this Agreement for each week or portion thereof after the filing date of the Registration Statement that the Registration Statement is not declared effective, provided, however, that no additional Shares shall be paid which would result in the aggregate shares purchased by Investors under this Agreement plus the aggregate Shares paid to Investors pursuant to this Section 5.5 equaling or exceeding 10% of the Company's outstanding shares of Common Stock, determined as of the date of this Agreement. Such liquidated damages shall be paid through the issuance of additional Shares at such time as the Registration Statement is declared effective. Such additional Shares shall also be registered within thirty (30) days of issuance under the terms and conditions described in Sections 5.1(a) -
(h) hereof.

      5.6 INDEMNIFICATION.

            (a) For the purpose of this Section 5.6:

                  (i) The term "SELLING STOCKHOLDER" shall include the Investor and each person, if any, who controls the Investor within the meaning of the Securities Act or any affiliate of such Investor within the meaning of the Securities Act;

                  (ii) The term "REGISTRATION STATEMENT" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5.1; and

                  (iii) The term "UNTRUE STATEMENT" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) The Company agrees to indemnify and hold harmless each Selling Stockholder and its affiliates (as defined in Rule 405 under the Securities Act) and their respective directors, officers, employees, agents and controlling persons (each, an "SELLING INDEMNIFIED PARTY") from and against any losses, claims, damages, liabilities or expenses, joint or several, to which such Selling Indemnified Party may become subject (under the Securities Act, the Exchange Act or otherwise), including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or pursuant to Rule 434 of the rules and regulations of the SEC, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "PROSPECTUS"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading. The Company shall reimburse such Selling Indemnified Party for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Indemnified Party specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.2 or 5.4 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Selling Indemnified Party prior to the pertinent sale or sales by such Selling Indemnified Party.

            (c) Each Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company), and each of the other Investors (and each person, if any, who controls such other Investors within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) or such other Investors (or controlling persons) may become subject (under the Securities

Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Sections
5.2 or 5.4 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendment or supplement to the Registration Statement or Prospectus, but only to the extent that such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor will reimburse the Company (or such officer, director or controlling person) and each other Investor (and controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that such Investor shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which such Investor has delivered notice to the Company in writing pursuant to the requirements of Section 10.6 hereof of a correction before the occurrence of the transaction from which such loss was incurred, and such Investor will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person and each other Investor (and controlling person) for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person or each other Investor or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

            (d) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5.6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 5.6 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 5.6. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel to the extent of such conflict at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding. Notwithstanding the provisions of this Section 5.6, each Investor shall not be liable for any indemnification obligation under this Agreement in excess of the amount of gross proceeds received by such Investor from the sale of the Shares.

            (e) If the indemnification provided for in this Section 5.6 is unavailable to or insufficient to hold harmless an indemnified person under subsection (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to (i) reflect the relative benefits received by the Company and the indemnified person from the sale of the Shares or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the indemnified person in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each indemnified person on the other shall be deemed to be in the same proportion as the amount paid by such indemnified person to the Company pursuant to this Agreement for the Shares purchased by such indemnified person that were sold pursuant to the Registration Statement bears to the difference (the "DIFFERENCE") between the amount such indemnified person paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Investor from such sale. The relative fault shall be determined by reference to, among other things, whether the untrue statement or the omission or alleged omission to state a mutual fact relates to information supplied by the Company on the one hand or the Indemnified Party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The provisions set forth in Section
5.6 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 5.6 for purposes of indemnification. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include, subject to the limitations set forth in this Section 5.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Investor shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The Investors' obligations in this subsection to contribute are several in proportion to their sales of the Shares to which such loss relates and not joint.

            (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 5.6, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 5.6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 5.6, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 5.6 and further agree not to attempt to assert any such defense.

      5.7 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Article II or this Article V upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

      5.8 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of the Shares owned by an Investor, the Company will furnish to each Investor:

            (a) upon the request of the Investor, as soon as practicable after it is available (but in the case of the Company's Annual Report to Stockholders, within one hundred twenty (120) days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); (iii) if not included in substance in its Quarterly Reports to Stockholders, its quarterly reports on Form 10-Q; or (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

            (b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraphs (a)(ii), (iii) and (iv) of this
Section 5.7 as filed with the SEC and all other information that is made available to stockholders; and

            (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

      5.9 RULE 144 INFORMATION. In order to make available to the Investors the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investors to sell the Shares of the Company to the public without registration, the Company will use its reasonable commercial efforts to:

            (a) file with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein limits the Company's obligations under Section 4.3 hereof) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

            (b) furnish to each Investor, so long as such Investor holds the Shares, promptly upon the Investor's request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (iii) such other information as may be reasonably requested to permit the Investors to sell such Shares pursuant to Rule 144 without registration.

      5.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Investors hereunder, including the right to have the Company register the Shares pursuant to this Agreement, will be automatically assigned by the Investors to permitted transferees or assignees of all or any portion of the Shares, but only if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) the transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D and (f) the transfer of Shares is made in accordance with the provisions of Section 2.6 hereof; provided, however, that if as a result of such transfers or assignments an Investor transfers or assigns Shares purchased at the Closing to ten or more separate persons or entities, then the Investor, and not the subsequent transferees or assignees, shall have the right to enforce the terms of, and receive notices under, Section 5.6 of this Agreement.

                                   ARTICLE VI
                 TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

            6.1 ISSUANCE OF CERTIFICATES. At the Closing, the Company shall authorize its transfer agent (the "TRANSFER AGENT") to arrange delivery to the Investor of one or more stock certificates representing the number of Shares set forth on the signature pages hereto, each such certificate to be registered in the name of the Investor or, if so indicated by the Investor, in the name of a nominee designated by the Investor, and the Transfer Agent shall deliver to the Placement Agent a certificate as to the issuance of the Shares in form and substance reasonably acceptable to the Placement Agent. All such stock certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article VI. The Company will not give to the Transfer Agent any instruction other than as described in this Article VI and stop-transfer instructions to give effect to Section 2.7 hereof (prior to registration of the Shares under the Securities Act). Nothing in this Section will affect in any way the Investor's obligations and agreement set forth in Sections 2.6 and 2.7 hereof to resell the Shares pursuant to an effective registration statement or in compliance with an exemption from the registration requirement of applicable securities laws.

            6.2 UNRESTRICTED SHARES. If, unless otherwise required by applicable state securities laws, (a) the Shares represented by a certificate have been registered under an effective registration statement filed under the Securities Act, or (b) subject to compliance with Section 2.6(a) hereof, a holder of the Shares provides the Company and the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the manner of such sale or transfer, the Company will permit the transfer of the Shares, and the Transfer Agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder. In the event that the restrictive legend is removed from any of the certificates for the Shares and thereafter the effectiveness of a registration statement covering such Shares is suspended or terminated or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon a reasonable advance notice to the Investor the Company may require that the restrictive legend be placed on any certificates for the Shares that cannot be sold pursuant to an effective registration statement, and each Investor shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Shares may again be sold pursuant to an effective registration statement or Rule 144, subject to the receipt of an opinion of counsel as described in clause (b) above.

                                  ARTICLE VII
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

      The obligation of the Company to issue and sell the Shares to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

      7.1 The Investors will have executed and delivered this Agreement to the Company.

      7.2 The representations and warranties of the Investors must be true and correct as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

      7.3 The Investors will have delivered the purchase price for the Shares to the Placement Agent in accordance with this Agreement.

      7.4 The Placement Agent will have received gross subscriptions for the Offering in a minimum amount of $15 million.

      7.5 The Company has entered into the Placement Agency Agreement with the Placement Agent.

      7.6 Each of the Investors shall have executed and delivered to the Company a Purchaser Questionnaire in the form attached hereto as EXHIBIT B, pursuant to which such Investor shall provide information necessary to confirm such Purchaser's status as an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

      7.7 Each of the Investors shall have executed and delivered to the Company a Confidentiality Agreement in the form attached hereto as EXHIBIT C.

      7.8 No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit alter, prevent or materially delay the Closing shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending. In addition, the sale of the Shares shall not be prohibited by any law or governmental order or regulation.

                                  ARTICLE VIII
               CONDITIONS TO THE INVESTOR'S OBLIGATION TO PURCHASE

      The obligation of each Investor hereunder to purchase the Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by any Investor at any time in its sole discretion:

      8.1 The Company will have executed and delivered this Agreement to the Investors.

      8.2 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing. The Investor or the Placement Agent must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to such matters as may be reasonably requested by the Placement Agent, including, but not limited to, the representations and warranties of the Company made herein, the Company's Certificate of Incorporation, as amended, and Bylaws, as amended, Board of Directors' resolutions relating to the transactions contemplated hereby and the incumbency and signatures of each of the officers of the Company who may execute on behalf of the Company any document delivered at the Closing.

      8.3 Trading and listing of the Common Stock on Nasdaq must not have been suspended by the SEC or Nasdaq.

      8.4 The Investors and the Placement Agent will have received an opinion from O'Melveny & Myers LLP, counsel for the Company, dated as of the Closing Date and addressed to the Investors and the Placement Agent, as to the matters addressed in EXHIBIT A attached hereto.

      8.5 The Placement Agent will have received gross subscriptions for the Offering in a minimum amount of $15 million.

      8.6 The Transfer Agent will have issued a certificate as to the issuance of the Shares in form and substance reasonably acceptable to the Placement Agent.

                                   ARTICLE IX
                                   DEFINITIONS

      9.1 "CLOSING" means the closing of the purchase and sale of the Shares under this Agreement.

      9.2 "CLOSING DATE" has the meaning set forth in Section 1.3.

      9.3 "COMMON STOCK" means the common stock, $0.01 par value per share, of the Company.

      9.4 "COMPANY" means New Century Financial Corporation, a Delaware corporation.

      9.5 "ENVIRONMENTAL LAW" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

      9.6 "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

      9.7 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      9.8 "INVESTORS" means the investors whose names are set forth on the signature pages of this Agreement.

      9.9 "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, assets or financial condition of the Company on a consolidated basis or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement. .

      9.10 "NASDAQ" means the Nasdaq National Market System.

      9.11 "REGULATION D" means Regulation D as promulgated under by the SEC under the Securities Act.

      9.12 "RULE 144" and "RULE 144(k)" mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

      9.13 "SEC" means the United States Securities and Exchange Commission.

      9.14 "SEC DOCUMENTS" has the meaning set forth in Section 3.6.

      9.15 "SHARES" means the Common Stock to be sold pursuant to this Agreement.

      9.16 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

                                   ARTICLE X
                          GOVERNING LAW; MISCELLANEOUS

      10.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without giving effect to the principles of conflicts of law. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the County of Orange or the courts of the State of California in each case located in the County of Orange (collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

      10.2 COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.

This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed pages to be physically delivered to the other parties within five business days of the execution hereof.

      10.3 HEADINGS. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

      10.4 SEVERABILITY. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

      10.5 ENTIRE AGREEMENT; AMENDMENTS. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof . No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

      10.6 NOTICES. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five (5) days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications are:

      If to the Company:         New Century Financial Corporation,
                                 18400 Von Karman, Suite 1000,
                                 Irvine, California  92612,
                                 Attention: Robert Cole
                                 Facsimile number (949) 224-5762

      With a copy to:            O'Melveny & Myers LLP
                                 990 Marsh Road
                                 Menlo Park, California 94025
                                 Attention: David A. Krinsky, Esq.
                                 Facsimile number (650) 473-2601

      If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

      Each party will provide written notice to the other parties of any change in its address.

      10.7 SUCCESSORS AND ASSIGNS. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company may assign this Agreement or any rights or obligations hereunder in connection with a merger, consolidation, sale of all or substantially all of the Company's assets or sale of 50% or more of the outstanding equity securities of the Company without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder except as provided in Section 5.9 hereof. Notwithstanding the foregoing, an Investor may assign its rights and obligations under Article V hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an "accredited investor" (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement (provided, however, that any transfer of Shares to such affiliate complies with Section 2.6 hereof).

      10.8 THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      10.9 SURVIVAL. The representations and warranties of the Company and the Investors set forth herein will survive the Closing hereunder. The Company makes no representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein. The covenants of the Company in Article IV and V hereof shall terminate as to each Investor at the expiration of the Registration Period applicable to such Investor, except that the covenants in Section 5.6 shall survive such termination.

      10.10 FURTHER ASSURANCES. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      10.11 NO STRICT CONSTRUCTION. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                            [Signature page follows]

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    Sunova Offshore Ltd.
                                    Sunova Partners, L.P.
                                    Sunova Long-Term Opportunity Fund, L.P.

                                    By:  /s/ Matthew Byenes
                                         ---------------------------------------
                                         (Signature)

                                    Name: Matthew Byenes
                                          --------------------------------------
                                    Title: MANAGING PARTNER SUNOVA
                                          --------------------------------------
                                    Shares of Common Stock: 240,384 CAPITAL, LP
                                                            --------------------
                                    Aggregate Purchase Amount: $10.40
                                                               -----------------
                                    Residence: SUNOVA CAPITAL, LP
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 780 THIRD AVE.
                                                    ----------------------------
                                                     30TH FL.
                                    --------------------------------------------
                                                     NY, NY 10017
                                    --------------------------------------------

                                    Facsimile No.:  (212) 486-2571
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:  JENNIFER WEISS
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    BOULDERWOOD CO LP

                                    By:  /s/ Richard A Horstmann
                                         ---------------------------------------
                                         (Signature)

                                    Name: RICHARD A HORSTMANN
                                          --------------------------------------
                                    Title: General Partner
                                          --------------------------------------
                                    Shares of Common Stock: 96153
                                                            --------------------
                                    Aggregate Purchase Amount: $999,991.20
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: PARK 80 WEST PLAZA ONE
                                                    ----------------------------
                                      SADDLE BROOK NJ 07663
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (201) 291 5979
                                                   -----------------------------
                                    E-mail Address: RAH@THBINC.COM
                                                   -----------------------------
                                    Attention:  RICHARD HORSTMANN
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ Michael Gindi
                                         ---------------------------------------
                                         (Signature)

                                    Name: MICHAEL GINDI
                                          --------------------------------------
                                    Title: INVESTOR
                                          --------------------------------------
                                    Shares of Common Stock: 10,000
                                                            --------------------
                                    Aggregate Purchase Amount: $104,000
                                                               -----------------
                                    Residence: 600 RIVER CHASE RIDGE
                                              ----------------------------------
                                     ATLANTA GA 30328
                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 600 RIVER CHASE RIDGE
                                                    ----------------------------
                                     ATLANTA GA 30328
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (770) 644-0090
                                                   -----------------------------
                                    E-mail Address: MGINMAN@AOL.COM
                                                   -----------------------------
                                    Attention:  MICHAEL GINDI
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: Points West Int'l Invest Ltd.
                                          --------------------------------------
                                    Title: [ILLEGIBLE]/ Managing Partner
                                          --------------------------------------
                                    Shares of Common Stock: 10,852
                                                            --------------------
                                    Aggregate Purchase Amount: $112,820.80
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address:
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (   )
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: Banzai Partners LP
                                          --------------------------------------
                                    Title: [ILLEGIBLE]/ Managing Partner
                                          --------------------------------------
                                    Shares of Common Stock: 8184
                                                            --------------------
                                    Aggregate Purchase Amount: $85,113.60
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address:
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (   )
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:

                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: Third Point Partners LP.
                                          --------------------------------------
                                    Title: [ILLEGIBLE]/ Managing Partner
                                          --------------------------------------
                                    Shares of Common Stock: 52,544
                                                            --------------------
                                    Aggregate Purchase Amount: $546,457.60
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 12 E 49th Street
                                                    ----------------------------
                                                    25th Floor
                                    --------------------------------------------
                                                    NY, NY 10017
                                    --------------------------------------------

                                    Facsimile No.: (212) 224-7401
                                                   -----------------------------
                                    E-mail Address: danl@3rdpoint.com
                                                   -----------------------------
                                    Attention:  [ILLEGIBLE]
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                        COMPANY:


                           NEW CENTURY FINANCIAL CORPORATION

                           By:  /s/ Robert K. Cole
                              --------------------------------------------------
                                Name:  Robert Cole
                                Title: Chief Executive Officer

                        INVESTOR:


                           By:  /s/ Sabrina Cassagnol
                                ------------------------------------------------
                                (Signature)

                           Name: Sabrina Cassagnol
                                 -----------------------------------------------
                           Title: Vice President/Friedman Billings,
                                  Ramsey & Co, Inc.
                                 -----------------------------------------------
                           Shares of Common Stock: 112,109
                                                   -----------------------------
                           Aggregate Purchase Amount: $1,165,933.60
                                                      --------------------------
                           Residence:
                                     -------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------
                           Mailing Address: 1001 19th Street North
                                           -------------------------------------
                            Arlington VA 22209
                           -----------------------------------------------------

                           -----------------------------------------------------

                           Facsimile No.: (703) 312 9577
                                          --------------------------------------
                           E-mail Address: scassagnol@fbr.com
                                          --------------------------------------
                           Attention:
                                     -------------------------------------------

                         PLACEMENT AGENT:


                           FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                           By: /s/ [ILLEGIBLE]
                               ----------------------------------------
                           Name:
                           Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: Lyxor Asset Management
                                          --------------------------------------
                                    Title: [ILLEGIBLE]/ Managing Partner
                                          --------------------------------------
                                    Shares of Common Stock: 50,662
                                                            --------------------
                                    Aggregate Purchase Amount: $526,884.80
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address:
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (   )
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: Third Point Offshore Fund Ltd.
                                          --------------------------------------
                                    Title: [ILLEGIBLE]/ Managing Partner
                                          --------------------------------------
                                    Shares of Common Stock: 67,898
                                                            --------------------
                                    Aggregate Purchase Amount: $706,139.20
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address:
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (   )
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: Banzai Offshore Fund Ltd.
                                          --------------------------------------
                                    Title: [ILLEGIBLE]/ Managing Partner
                                          --------------------------------------
                                    Shares of Common Stock: 2,167
                                                            --------------------
                                    Aggregate Purchase Amount: $22,536.80
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address:
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (   )
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    Archon Partners, L.P.

                                    By:  /s/ Paul Gray
                                         ---------------------------------------
                                         (Signature)

                                    Name: Paul Gray
                                          --------------------------------------
                                    Title: Executive Vice President
                                          --------------------------------------
                                    Shares of Common Stock: 42,500
                                                            --------------------
                                    Aggregate Purchase Amount: $422,000
                                                               -----------------
                                    Residence: N/A
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 4 Orinda Way
                                                    ----------------------------
                                    #220D, Orinda CA 94563
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (925) 253-2949
                                                   -----------------------------
                                    E-mail Address: paul@klg.com
                                                   -----------------------------
                                    Attention:  Paul Gray
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    Retirement Plan Partners, L.P.

                                    By:  /s/ Paul Gray
                                         ---------------------------------------
                                         (Signature)

                                    Name: Paul Gray
                                          --------------------------------------
                                    Title: Executive Vice President
                                          --------------------------------------
                                    Shares of Common Stock: 22,430
                                                            --------------------
                                    Aggregate Purchase Amount: $233,272
                                                               -----------------
                                    Residence: N/A
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 4 Orinda Way
                                                    ----------------------------
                                    #220D, Orinda CA 94563
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (925) 253-2949
                                                   -----------------------------
                                    E-mail Address: paul@klg.com
                                                   -----------------------------
                                    Attention:  Paul Gray
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    Condor Partners, L.P.

                                    By:  /s/ Paul Gray
                                         ---------------------------------------
                                         (Signature)

                                    Name: Paul Gray
                                          --------------------------------------
                                    Title: Executive Vice President
                                          --------------------------------------
                                    Shares of Common Stock: 79,300
                                                            --------------------
                                    Aggregate Purchase Amount: $824,720
                                                               -----------------
                                    Residence: N/A
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 4 Orinda Way
                                                    ----------------------------
                                    #220D, Orinda CA 94563
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (925) 253-2949
                                                   -----------------------------
                                    E-mail Address: paul@klg.com
                                                   -----------------------------
                                    Attention:  Paul Gray
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    M & M Hedged Equity LP

                                    By:  /s/ Hugh L. McColl, III
                                         ---------------------------------------
                                         (Signature)

                                    Name: Hugh L. McColl, III
                                          --------------------------------------
                                    Title: Managing General Partner
                                          --------------------------------------
                                    Shares of Common Stock: 50,000
                                                            --------------------
                                    Aggregate Purchase Amount: $520,000
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address:
                                                    ----------------------------
                                     100 N. Tryon Street, Suite 5130
                                    --------------------------------------------
                                     Charlotte, NC 28202
                                    --------------------------------------------

                                    Facsimile No.:  (704) 376-8003
                                                   -----------------------------
                                    E-mail Address: hmccoll@hlmsec.com
                                                   -----------------------------
                                    Attention:  Hugh L. McColl, III
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    TOWER CAPITAL, L.L.C.

                                    By:  /s/ Jeffrey S. Abramson
                                         ---------------------------------------
                                         (Signature)

                                    Name: Jeffrey S. Abramson
                                          --------------------------------------
                                    Title: Manager
                                          --------------------------------------
                                    Shares of Common Stock: 48,076
                                                            --------------------
                                    Aggregate Purchase Amount: $500,000.00
                                                               -----------------
                                    Address: 11501 Huff Court
                                             -----------------------------------
                                     North Bethesda, Maryland 20895
                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: SAME
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (303) 984-6033
                                                   -----------------------------
                                    E-mail Address: jb@towercos.com
                                                   -----------------------------
                                    Attention:  Jerry Burke, CPA
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    Tidal Insurance Limited

                                    By:  /s/ James Dierberg
                                         ---------------------------------------
                                         (Signature)

                                    Name: James Dierberg
                                          --------------------------------------
                                    Title: Pres
                                          --------------------------------------
                                    Shares of Common Stock: 192,307 shs.
                                                            --------------------
                                    Aggregate Purchase Amount: $1,999,992.80
                                                               -----------------
                                    Residence: 39 Glen Eagles
                                              ----------------------------------
                                               St. Louis Mo. 63124
                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 39 Glen Eagles
                                                    ----------------------------
                                                     St. Louis Missouri 63124
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (314) 854-5454
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: Riggs Partners LLC
                                          --------------------------------------
                                    Title: Managing Partner
                                          --------------------------------------
                                    Shares of Common Stock: 72,115
                                                            --------------------
                                    Aggregate Purchase Amount: $749,996
                                                               -----------------
                                    Residence: 3945 Central Ave
                                              ----------------------------------
                                     Western Springs, IL 60558
                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address:
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (708) 246-6931
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:  Phil Timyan
                                              ----------------------------------
                                    Acct: 764-30483-9-5

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         (Signature)

                                    Name: FBR Ashton, L.P.
                                          --------------------------------------
                                    Title: Chairman & Co-CEO
                                          --------------------------------------
                                    Shares of Common Stock: 101,936
                                                            --------------------
                                    Aggregate Purchase Amount: $1,000,000
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 1001 19th St. N.
                                                    ----------------------------
                                     Arlington, VA 22209
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (703) 312-9701
                                                   -----------------------------
                                    E-mail Address: jsircus@fbr.com
                                                   -----------------------------
                                    Attention:  Josh Sircus
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ Peter H. Frorer
                                         ---------------------------------------
                                         (Signature)

                                    Name: Peter H. Frorer
                                          --------------------------------------
                                    Title: General Partners, Frorer Partners
                                          --------------------------------------
                                    Shares of Common Stock: 38,461
                                                            --------------------
                                    Aggregate Purchase Amount: $400,000
                                                               -----------------
                                    Residence: 15 North Balch Street
                                              ----------------------------------
                                              Hanover NH 03755
                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: same
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (   ) 248-671-0421
                                                   -----------------------------
                                    E-mail Address: Petefrorer@aol.com
                                                   -----------------------------
                                    Attention:  Peter Frorer
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    Rath Foundation Inc

                                    By:
                                         ---------------------------------------
                                         (Signature)

                                    Name: James Dodson
                                          --------------------------------------
                                    Title: President
                                          --------------------------------------
                                    Shares of Common Stock: 48,000
                                                            --------------------
                                    Aggregate Purchase Amount: $499,200
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 3140 Box Canyon Rd
                                                    ----------------------------
                                     Santa Ynez Ca 93460
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (805) 688-2024
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:  James Dodson
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    4-G Investment Group

                                    By:
                                         ---------------------------------------
                                         (Signature)

                                    Name: James Dodson
                                          --------------------------------------
                                    Title: General Partner - Agent
                                          --------------------------------------
                                    Shares of Common Stock: 96,230
                                                            --------------------
                                    Aggregate Purchase Amount: $1,000,792
                                                               -----------------
                                    Residence:
                                              ----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: 3140 Box Canyon
                                                    ----------------------------
                                     Santa Ynez, Ca 93460
                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (805) 688-2040
                                                   -----------------------------
                                    E-mail Address:
                                                   -----------------------------
                                    Attention:  James Dodson
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:


                                    NEW CENTURY FINANCIAL CORPORATION

                                    By:  /s/ Robert K. Cole
                                       -----------------------------------------
                                         Name:  Robert Cole
                                         Title: Chief Executive Officer

                                 INVESTOR:


                                    By:  /s/ Peter H. Frorer
                                         ---------------------------------------
                                         (Signature)

                                    Name: Peter H. Frorer
                                          --------------------------------------
                                    Title: General Partner, Frorer Partners
                                          --------------------------------------
                                    Shares of Common Stock: 38,461
                                                            --------------------
                                    Aggregate Purchase Amount: $399,994.40
                                                               -----------------
                                    Residence: 15 North Balch Street
                                              ----------------------------------
                                              Hanover NH 03755
                                    --------------------------------------------

                                    --------------------------------------------
                                    Mailing Address: same
                                                    ----------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Facsimile No.:  (   ) 248-671-0421
                                                   -----------------------------
                                    E-mail Address: Petefrorer@aol.com
                                                   -----------------------------
                                    Attention:  Peter Frorer
                                              ----------------------------------

                                  PLACEMENT AGENT:


                                    FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    By: /s/ S Cassagnol
                                        ----------------------------------------
                                    Name:   Sabrina Cassagnol
                                    Title:  Vice President

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                        COMPANY:


                           NEW CENTURY FINANCIAL CORPORATION

                           By:  /s/ Robert K. Cole
                              --------------------------------------------------
                                Name:  Robert Cole
                                Title: Chief Executive Officer

                        INVESTOR:


                           By:  /s/ S Cassagnol
                                ------------------------------------------------
                                (Signature)

                           Name: Sabrina Cassagnol
                                 -----------------------------------------------
                           Title: Vice President/Friedman Billings,
                                  Ramsey & Co, Inc.
                                 -----------------------------------------------
                           Shares of Common Stock: 112,109
                                                   -----------------------------
                           Aggregate Purchase Amount: $1,165,933.60
                                                      --------------------------
                           Residence:
                                     -------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------
                           Mailing Address: 1001 19th Street North
                                           -------------------------------------
                            Arlington VA 22209
                           -----------------------------------------------------

                           -----------------------------------------------------

                           Facsimile No.: (703) 312 9577
                                          --------------------------------------
                           E-mail Address: scassagnol@fbr.com
                                          --------------------------------------
                           Attention:
                                     -------------------------------------------

                         PLACEMENT AGENT:


                           FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                           By: /s/ [ILLEGIBLE]
                               ----------------------------------------
                           Name:
                           Title:

                                    EXHIBIT A

                                   OPINION OF
                                O'MELVENY & MYERS

The opinion will be subject to standard qualifications and exceptions, the standard form of O'Melveny & Myers LLP and review by the firm's opinion's committee.

1. The Company is a corporation validly existing under the laws of the State of Delaware with corporate power and authority to own its properties, to conduct its business as described in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2000, to enter into the Placement Agency Agreement and to perform its obligations under the Placement Agency Agreement.

2. The execution, delivery and performance of the Placement Agency Agreement and the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company, and the Placement Agency Agreement and the Purchase Agreement have been duly executed and delivered by the Company.

3. The Shares have been duly authorized by all necessary corporate action on the party of the Company and, upon payment for and delivery of the Shares in accordance with the Purchase Agreement and the countersigning of the certificate or certificates representing the Shares by a duly authorized signatory of the registrar for the Company's Common Stock, the Shares will be validly issued, fully paid and non-assessable.

4. The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Placement Agency Agreement and the Purchase Agreement do not violate (i) the current Delaware General Corporation Law or any current California or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company, except that we express no opinion regarding any federal securities laws or Blue Sky or state securities laws, or the indemnification section of the Placement Agency Agreement or Purchase Agreement, or (ii) any provision of the Company's Certificate of Incorporation or Bylaws.

5. Other than in connection with any securities laws (with respect to which we direct you to paragraph 6 below), no order, consent, permit or approval of any Delaware, California or federal governmental authority that we have, in the exercise of customary professional diligence recognized as applicable to the Company or to the transactions contemplated by this Placement Agency Agreement, is required on the part of the Company for the execution and delivery of and the performance of its obligations under the Placement Agency Agreement.

6. Except for matters described in a schedule attached hereto, we have not, since January 1, 2001, given substantive attention on behalf of the Company to, or represented the Company in connection with, any actions, suits or proceedings pending or threatened against the

      Company before any court, arbitrator or governmental agency which seek to affect the enforceability of the Placement Agency Agreement.

In addition, the following opinion will be given to the Placement Agent:

1. Assuming the accuracy of the representations of the Investors in Article II of the Purchase Agreement and without giving consideration to any transaction in the Shares that may occur following the Closing, it is not necessary in connection with the sale of the Shares under the circumstances contemplated by the Purchase Agreement to register the Shares under the Securities Act of 1933, as amended, or to qualify the offer or sale of the Shares under California Corporate Securities Laws.

                                    EXHIBIT B

                        NEW CENTURY FINANCIAL CORPORATION
                       INVESTOR SUITABILITY QUESTIONNAIRE
                              INDIVIDUAL INVESTORS

      New Century Financial Corporation, a Delaware corporation (the "Company"), will use the responses to this questionnaire to qualify prospective investors for purposes of United States federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can be made only by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an accredited investor under federal and state securities laws.

      If the answer to the question below is "none" or "not applicable", please so indicate.

      Your answers will be kept confidential at all times. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

                             I. GENERAL INFORMATION

1.    REGISTRATION OF CERTIFICATE

            Name to appear on stock certificate: _______________________________

      __________________________________________________________________________

            Name of beneficial owner (if different from above): ________________

      __________________________________________________________________________

            If the beneficial owner differs from the registered holder, describe the relationship:

      __________________________________________________________________________

      __________________________________________________________________________

                            II. INVESTOR INFORMATION

1.    PERSONAL

      Residence Address:

      __________________________________________________________________________

      Residence Telephone Number:

      __________________________________________________________________________

      Social Security Number:

      __________________________________________________________________________

      Date of Birth:

      __________________________________________________________________________

2.    BUSINESS

      Occupation:

      __________________________________________________________________________

      Number of Years:

      __________________________________________________________________________

      Present Employer:

      __________________________________________________________________________

      Position/Title:

      __________________________________________________________________________

      Business Address:

      __________________________________________________________________________

3.    INCOME

      (a) Do you expect that your individual annual gross income for calendar year 2001 will be more than $200,000 or that your joint annual gross income with your spouse for calendar year 2001 will be more than $300,000?

            |_|Yes                             |_|No

      (b) Was your individual annual gross income for calendar year 2000 more than $200,000 or your joint annual gross income with your spouse for calendar year 2000 more than $300,000?

            |_|Yes                             |_|No

      (c) Was your individual annual gross income for calendar year 1999 more than $200,000 or your joint annual gross income with your spouse for calendar year 1999 more than $300,000?

            |_|Yes                             |_|No

4.    NET WORTH

      (a) Is your net worth, together with the net worth(1) of your spouse, if applicable, in excess of $1,000,000?

            |_|Yes                             |_|No

      (b) Does your total purchase price exceed 10% of your net worth, or joint net worth with your spouse, at the time of purchase?

            |_|Yes                             |_|No

            If "yes," what percent of net worth does the total purchase price represent?

5.    EDUCATION

      Please describe your educational background and degrees obtained, if any.

      __________________________________________________________________________

      __________________________________________________________________________

--------
      (1) "Net worth" may include principal residence, net of encumbrances, at either cost or appraised value, and furnishings and automobiles.

6.    INVESTMENT EXPERIENCE

      (a) Please describe briefly principal jobs held during the last five years. Specific employers need not be identified. What is sought is a sufficient description to permit a determination concerning the extent of your experience in financial and business matters.

      __________________________________________________________________________

      __________________________________________________________________________

      (b) Please indicate the frequency of your investment in restricted securities: |_| often; |_| occasionally; |_| seldom; |_| never.

7.    RELATIONSHIP TO COMPANY

      Please briefly describe the nature of any relationship you may already have with the Company or any of its directors or officers, including the appropriate date when such relationship began.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

8.    ADVISORS

      In evaluating this investment, will you use the services of any advisor?

      |_|   No, I will not use the services of any advisor

      |_|   Yes, I will use the services of the advisor(s) identified below:

      (a)   ACCOUNTANT/FINANCIAL ADVISOR

      Name _____________________________________________________________________

      Address __________________________________________________________________

      City ________________________________ State/Province _____________________

      Zip/Postal Code ___________________  Telephone ___________________________

      (b)   ATTORNEY

      Name _____________________________________________________________________

      Address __________________________________________________________________

      City ________________________________ State/Province _____________________

      Zip/Postal Code ___________________  Telephone ___________________________


                                 III. SIGNATURE

      The above information is true and correct and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, and in determining applicable state securities laws and relying on exemptions contained therein. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

        Executed at ________________, on ___________ ___, 2001

                                             ___________________________________
                                             (Signature)

                                             ___________________________________
                                             (Print Name)

                        NEW CENTURY FINANCIAL CORPORATION
                       INVESTOR SUITABILITY QUESTIONNAIRE
                            NON-INDIVIDUAL INVESTORS

      New Century Financial Corporation, a Delaware corporation (the "Company"), will use the responses to this questionnaire to qualify prospective investors for purposes of United States federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can be made only by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an accredited investor under federal and state securities laws.

      If the answer to the question below is "none" or "not applicable", please so indicate.

      Your answers will be kept confidential at all times. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

                            1. INVESTOR INFORMATION

IF INVESTMENT WILL BE MADE BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1.    IDENTIFICATION

      Name _____________________________________________________________________
          (Exact name as it will appear on stock certificate)

      Address of Principal
             Place of Business _________________________________________________

      Jurisdiction of Formation
             or Incorporation __________________________________________________

      Contact Person ___________________________________________________________

      Telephone Number _________________________________________________________

      Facsimile Number _________________________________________________________

      Type of Entity
             (corporation, partnership,
             trust, etc.) ______________________________________________________

      Taxpayer Identification Number: __________________________________________

      Was entity formed for the purpose of this investment?

             Yes  _____                          No  ______

      If the answer is yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.    BUSINESS

      Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

      |_| private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

      |_| a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

      |_| an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

      |_| a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933, acting in either an individual or fiduciary capacity;

      |_| an insurance company as defined in Section 2(13) of the Securities Act of 1933;

      |_| an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who accredited investors;

      |_| an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

      |_| a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule' 506(b) (2)(ii) of the Securities Act of 1933.

      |_|   Other. Describe:

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

4.    INVESTMENT EXPERIENCE

      Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

                                 II. SIGNATURE

      The above information is true and correct and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, and in determining applicable state securities laws and relying on exemptions contained therein. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

      Executed at ____________, on __________ ___, 2001.

                                          ______________________________________
                                          (Print or type name of entity)

                                          ______________________________________
                                          By:
                                          Its:

                                    EXHIBIT C

                            CONFIDENTIALITY AGREEMENT

      The material contained in the Schedules attached to the Purchase Agreement of which this Confidentiality Agreement is a part (the "Material") is highly confidential and has been prepared solely in connection with the proposed offering of securities described herein and that certain Purchase Agreement, between the Company and the investors named therein. By accepting this Material, you agree that the information contained herein, as well as any additional or supplemental information provided by the Company or any of its representatives through presentations, discussions or otherwise, will be kept confidential by you and will not be disclosed to any person other than those persons, if any, retained to advise you with respect to the subject matter described herein who also agree to keep such information confidential. By accepting this Material, you agree to make no photocopies of the Material or any other information provided by the Company or its representatives in connection with the subject matter described herein and, upon request, to return this Material and all other such information to Stergios Theologides, Vice President and General Counsel of the Company. By accepting this Material, you acknowledge that trading in securities of a person while aware of material, nonpublic information concerning that person provided on a confidential basis may violate applicable federal and state securities laws. The term "securities" includes stock, bonds, notes, asset backed securities and other securities issued by the Company or its affiliates as well as all other securities, such as put and call options, that are related to or derivatives of securities issued by the Company or its affiliates. The obligations under this Confidentiality Agreement with respect to any confidential Material will expire as to such Material when such Material has been publicly disseminated by the Company in a public press release carried by major news services or in a current report of the Company on Form 8-K, a quarterly report of the Company on Form 10-Q or an annual report of the Company on Form 10-K filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                    ACKNOWLEDGED:

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                            Date:  July ___, 2001


                                      C-1